UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013

PINACLE ENTERPRISE, INC.

(Exact name of registrant as specified in charter)

Nevada	333-175044	98-0661455
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

3651 Lindell Road, Suite D #356

Las Vegas, NV 89103

(Address of principal executive offices)

(702) 273-9714

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 11, 2013, Pinacle Enterprise, Inc.’s (the “Company”) in consultation with its independent registered public accounting firm concluded that the Company’s unaudited financial statements for the period ended June 30, 2013, filed in a quarterly report on Form 10-Q with the Securities and Exchange Commission (the “SEC”) on August 19, 2013 contained material misstatements. The foregoing financial statements contained material misstatements pertaining to the accounting treatment with respect to the recording of common shares issued by the Company. The misstatements described herein do not impact the Company’s unaudited financial statements for the period ended September 30, 2013, filed in a quarterly report on Form 10-Q with the SEC on December 13, 2013.

The following table represents the effects of the restated statements for the quarter ended June 30, 2013:

	Three Months Ended		Six Months Ended
	Restated	Original	Restated	Original	Accumulated from 3/1/2012 to 6/30/2013
	6/30/2013	6/30/2013	6/30/2013	6/30/2013	Restated	Original
Condensed Consolidated Balance Sheets
Common Stock Issued and Outstanding			$646,333	$623,000
Additional Paid-In Capital			$2,620,217	$(623,000)
Accumulated deficit			$(3,642,078)	$(675,528)
Total Stockholder’s Deficit			$(375,528)	$(375,528)

Condensed Consolidated Statement of Operations
Consulting fees	$3,420,050	$153,500	$3,468,380	$201,830	$3,472,740	$206,190
Total Operating Expenses	$3,525,622	$259,072	$3,597,828	$331,278	$3,632,604	$366,054
Loss from operations	$(3,525,622)	$(259,072)	$(3,597,828)	$(331,278)	$(3,632,604)	$(366,054)
Net Loss	$(3,535,096)	$(268,546)	$(3,607,302)	$(340,752)	$(3,642,078)	$(375,528)

Consolidated Statement of Shareholder’s (Deficit)
Operating loss	$(3,535,096)	$(268,546)	$(3,607,302)	$(340,752)	$(3,607,302)	$(375,528)
Accumulated Deficit	$(3,642,078)	$(375,528)	$(3,642,078)	$(375,528)	$(3,642,078)	$(375,528)
Shareholder’s Deficit	$(375,528)	$(375,528)	$(375,528)	$(375,528)	$(375,528)	$(375,528)

Statement of Cash flows
Net loss for the period			$(3,607,302)	$(340,752)	$(3,642,078)	$(375,528)
Common Stock issued for services			$3,266,550	-

The Company has reviewed its accounting policies and procedures on December 10, 2013 and determined that for all periods referenced above, the balance sheets, statements of operations, and cash flows will need to be restated for the categories described above and therefore should not be relied upon.

The Board has discussed the foregoing matters with the Company’s independent registered public accounting firm and has authorized and directed the officers of the Company to take the appropriate and necessary actions to restate its unaudited financial statements for the quarter ended June 30, 2013, by filing amendments as soon as practicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINACLE ENTERPRISE, INC.

Date: December 12, 2013	By:	/s/ Robert Eakle
	Name:	Robert Eakle
	Title:	Chief Executive Officer, President, and Chief Financial Officer

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